SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 23, 2004


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900

Item 5.  Other Events.

On February 23, 2004, Fansteel Inc. ("Fansteel" or the "Company") commenced an inital distribution of cash and new common stock, par value $.01 of the Company, pursuant to the terms of Fansteel and its U.S. subsidiaries' second amended joint plan of reorganization on February 23, 2004. Fansteel issued a press release relating thereto, which release is attached to this report as Exhibit
99.1 and is incorporated by reference herein in its entirety.


Item 7.  Financial Statements and Exhibits.


EXHIBIT NO.   DESCRIPTION

99.1          Press Release of the Company dated February 25, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  February 25, 2004